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                      METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

               SUPPLEMENT DATED JULY 15, 2013 TO THE PROSPECTUSES
           DATED APRIL 29, 2013 AND APRIL 30, 2012 (AS SUPPLEMENTED)

This supplement describes changes to the optional GMIB Max III and GMIB Max IV riders that will be effective for Class A variable annuity contracts issued by MetLife Investors Insurance Company and changes to the optional GMIB Max III rider that will be effective for Class A variable annuity contracts issued by First MetLife Investors Insurance Company (collectively with MetLife Investors Insurance Company, "we," "us," or "our").

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

GMIB MAX III AND IV - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If you elected the GMIB Max III or GMIB Max IV optional riders, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on August 9, 2013.

If, as of the date of this supplement, you have a letter on file with us indicating the total amount of Purchase Payments you intend to make under this contract during a 13-month period (a "letter of intent"), we will accept subsequent Purchase Payments from you after August 9, 2013 until the end of the 13-month period indicated in the letter. (See "Expenses - Sales Charge - How to Reduce the Sales Charge" in the prospectus.) Effective immediately, we will not accept new letters of intent for Class A contracts with a GMIB Max III or GMIB Max IV rider.

In addition, we will permit you to make a subsequent Purchase Payment when either of the following conditions applies to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section of the prospectus; or (b) the rider charge is greater than your Account Value.

For more information, please see "Purchase - Investment Allocation Restrictions for Certain Riders" in the prospectus.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company            Telephone: (800) 709-2811
5 Park Plaza, Suite 1900, Irvine, CA 92614

                                                                  SUPP-AMONY0713